UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021 (June 30, 2021)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2757287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

Leisure Acquisition Corp.

250 West 57th Street, Suite 415

New York, NY 10107

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	ENSCW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 30, 2021, Ensysce Biosciences, Inc. (formerly known as Leisure Acquisition Corp. (“Leisure”)), a Delaware corporation (the “Company”), consummated its previously announced business combination (the “Business Combination”) pursuant to the Agreement and Plan of Merger, dated as of January 31, 2021, by and among the Company, EB Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Leisure (“Merger Sub”), Ensysce Biosciences, Inc., a Delaware corporation (“Former Ensysce”). In the Business Combination, among other things: Merger Sub merged with and into Former Ensysce, with Former Ensysce surviving such merger and becoming a direct, wholly owned subsidiary of Leisure as a consequence of the merger (the “Merger”). In connection with the Merger, Former Ensysce changed its name to “EBI OpCo, Inc.” (the “Operating Entity”) and the Company changed its name to “Ensysce Biosciences, Inc.” As a result of the Business Combination, the Company directly owns all of the equity interests of the Operating Entity and indirectly owns all of the equity interests of its subsidiaries.

In connection with the Business Combination, the stockholders of Former Ensysce, as of immediately prior to the effective time of the Merger, received shares of the Company and hold a portion of the shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company.

On June 30, 2021, the Company issued a press release announcing the closing of the Business Combination and a press release announcing the trading of the Common Stock and the warrants on the OTC Markets Group, Inc. Both press releases are attached as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 8.01. Other Events.

The Nasdaq Stock Market LLC approved the Company’s application for listing of its common stock on The Nasdaq Capital Market effective July 2, 2021, subject to the requirement that the Company demonstrate stockholders’ equity of at least $4 million in its Form 10-Q for the period ended June 30, 2021. Should the Company fail to report adequate stockholders’ equity or fail to timely file this periodic report, it would be subject to delisting; however, the Company would have a right to a hearing before a Nasdaq Hearing Panel before such delisting/suspension could be implemented. The Company expects to report stockholders equity of at least $4 million in its Quarterly Report on Form 10-Q for the quarter ending June 30, 2021.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this report, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this report constitute the Company’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) (including filings as Leisure), including but not limited to the definitive proxy statement filed in connection with the Business Combination. Copies of such filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of June 30, 2021.
99.2	Press Release, dated as of June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2021	Ensysce Biosciences, Inc.

	By:	/s/ Lynn Kirkpatrick
	Name:	Dr. Lynn Kirkpatrick
	Title:	President and Chief Executive Officer